Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Growth Fund

(the “Fund”)

Supplement dated August 21, 2023, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

At a meeting held on August 1-2, 2023 ( the “Meeting”), the Board of Directors of VALIC Company I approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund. The Amendment decreases the fees payable by VALIC to BlackRock under the Investment Sub-Advisory Agreement, effective September 28, 2023. There is no change to the advisory fee charged to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.